UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2010

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive, Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 761-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

Amendment to FirstCity Revolving Credit Agreement.

On March 26, 2010, FirstCity Financial Corporation (“FirstCity”) and Bank of Scotland plc, as agent for the lenders and as lender, entered into Amendment No. 33 dated March 26, 2009, to the Revolving Credit Agreement dated November 12, 2004 to amend the definition of “Maturity Date” to mean April 1, 2011. The Amendment provides for payment of an amendment fee by FirstCity in the amount of $492,879. The foregoing description of Amendment No. 33 is qualified in its entirety by reference to the full text of Amendment No. 33 attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Amendment to FirstCity Subordinated Delayed Draw Credit Agreement.

On March 26, 2010, FirstCity and BoS(USA) Inc., as agent for the lenders and as lender, entered into Amendment No. 20 dated March 26, 2010, to the Subordinated Delayed Draw Credit Agreement dated as of September 5, 2007 to amend the definition of “Maturity Date” to mean April 1, 2011. The Amendment provides for payment of an amendment fee by FirstCity in the amount of $62,500. The foregoing description of Amendment No. 20 is qualified in its entirety by reference to the full text of Amendment No. 20 attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Amendment to FH Partners LLC Revolving Credit Agreement.

On March 26, 2010, FH Partners LLC, a wholly-owned subsidiary of FirstCity, and Bank of Scotland plc, as agent for the lenders and as lender, entered into Amendment No. 9 dated March 26, 2010, to the Revolving Credit Agreement dated as of August 26, 2005 to amend the definition of “Maturity Date” to mean April 1, 2011. The Amendment provides for payment of an amendment fee by FH Partners LLC in the amount of $127,121. The foregoing description of Amendment No. 9 is qualified in its entirety by reference to the full text of Amendment No. 9 attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

Nature of Material Relationship with Bank of Scotland plc

FirstCity has had a significant relationship with Bank of Scotland plc (“Bank of Scotland”) and The Governor and The Company of the Bank of Scotland (“BoS-UK”) and their subsidiaries since September 1997. Since 1997, Bank of Scotland and certain of its affiliates have provided credit facilities to FirstCity and its wholly-owned subsidiaries.

Bank of Scotland provides FirstCity and its subsidiaries a loan facility under a revolving credit agreement to finance the senior debt and equity portion of portfolio and asset purchases, provide for the issuance of letters of credit, and for working capital loans. The maximum available commitment under this revolving credit facility is $225.0 million. This facility is secured by substantially all of the assets of FirstCity and certain of its wholly-owned subsidiaries, and guaranteed by substantially all of the wholly-owned subsidiaries of FirstCity.

FH Partners LLC has a $100.0 million revolving credit facility with Bank of Scotland to finance portfolio and asset purchases consummated by FH Partners LLC. This facility is secured by all assets of FH Partners LLC and guaranteed by FirstCity and certain of its wholly-owned subsidiaries.

FirstCity has a $25.0 million subordinated credit agreement with BoS (USA) Inc. which may be used to finance equity investments in new ventures, equity investments made in connection with portfolio and asset purchases and loans made by FirstCity and its subsidiaries to acquisition entities, provide for the issuance of letters of credit, and for working capital loans. This credit agreement is guaranteed by substantially all of the wholly-owned subsidiaries of FirstCity and secured by substantially all of the assets of FirstCity and its wholly-owned subsidiaries.

Section 9 — Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

10.1               Amendment No. 33 dated March 26, 2010 between FirstCity Financial Corporation and Bank of Scotland plc

10.2               Amendment No. 20 dated March 26, 2010 between FirstCity Financial Corporation and BoS(USA) Inc.

10.3               Amendment No. 9 dated March 26, 2010 between FH Partners LLC and Bank of Scotland plc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: March 29, 2010	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1                           Amendment No. 33 dated March 26, 2010 between FirstCity Financial Corporation and Bank of Scotland plc

10.2                           Amendment No. 20 dated March 26, 2010 between FirstCity Financial Corporation and BoS(USA) Inc.

10.3                           Amendment No. 9 dated March 26, 2010 between FH Partners LLC and Bank of Scotland plc